UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

May 7, 2001

Date of Report (Date of earliest event reported)

PEOPLES ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	1-5540	36-2642766
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

24th Floor, 130 East Randolph Drive, Chicago, Illinois	60601-6207
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(312) 240-4000

None

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

On May 7, 2001, Peoples Energy Corporation will give a presentation before securities analysts wherein the company will discuss the company's outlook and strategy and financial projections for fiscal years 2001 and 2002, as well as certain information regarding the proved and probable reserves of its oil and gas production business. The Company is filing this Form 8-K regarding certain information regarding the proved and probable reserves of its oil and gas production business to comply with Regulation FD. Exhibit 99 contains such information that will be disclosed at this presentation. Additional information that will be disclosed at this presentation has been filed on a separate Form 8-K under Item 5.

Item 7. Financial Statements and Exhibits

The following is filed as an exhibit to this report.

Exhibit
Number	Description

99	Information to be disclosed at securities analyst presentation on May 7, 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrant)

May 7, 2001	By: _/s/ J.M. LUEBBERS _
(Date)	J. M. Luebbers
Chief Financial Officer and Controller

EXHIBIT INDEX

Exhibit
Number	Description

99	Information to be disclosed at securities analyst presentation on May 7, 2001.

EXHIBIT 99